UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

J.CREW GROUP, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date Filed:

Forward-Looking Statements:

Certain statements herein are forward-looking statements. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the parties’ ability to consummate the proposed transaction on the contemplated timeline, the performance of the Company’s products within the prevailing retail environment, our strategy and expansion plans, systems upgrades, reliance on key personnel, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It:

In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission and mailed to its security holders a definitive proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed or furnished to the Securities and Exchange Commission by the Company at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.jcrew.com and then clicking on the “Investor Relations” link and then the “SEC Filings” link. The definitive proxy statement and other relevant materials may also be obtained for free from J.Crew Group, Inc. by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500. The contents of the websites referenced above are not deemed to be incorporated by reference into the definitive proxy statement.

Participants in Solicitation:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation is set forth in J.Crew Group, Inc.’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the proposed transaction. Each of these documents is available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from the Company at http://www.jcrew.com, and then clicking on the “Investor Relations” link and then the “SEC Filings” link or by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500.

2

INVESTOR PRESENTATION February 2011

Forward-Looking Statements:
Certain statements herein are forward-looking statements. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the parties’ ability to consummate the proposed transaction on the contemplated timeline, the performance of the Company’s products within the prevailing retail environment, our strategy and expansion plans, systems upgrades, reliance on key personnel, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s For
10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It:
In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission and mailed to its security holders a definitive proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR
ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE
DEFINITIVE PROXY STATEMENT, BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED
TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed or furnished to the
Securities and Exchange Commission by the Company at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.jcrew.com and then clicking on the “Investor Relations” link and then the “SEC Filings” link. The definitive proxy statement and other relevant materials may also be obtained for free from J.Crew Group, Inc. by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New
York 10003; or (212) 209-2500. The contents of the websites referenced above are not deemed to be incorporated by reference into the definitive proxy statement.
Participants in Solicitation:
The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation is set forth in J.Crew Group, Inc.’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange
Commission, and in the definitive proxy statement relating to the proposed transaction. Each of these documents is available free of charge at the
Securities and Exchange Commission’s website at www.sec.gov and from the Company at http://www.jcrew.com, and then clicking on the “Investor
Relations” link and then the “SEC Filings” link or by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or
(212) 209-2500.

AGENDA
Business Overview
Transaction Summary
Compelling Offer
Special Committee Process
Key Special Committee Actions
Sale and Other Alternatives
Recommendation of the Special Committee
Meaningful Post-Signing “Go-Shop” Process
Calendar of Certain Events
Market Reaction
Business Results, Outlook and Valuation Analysis
Conclusion

J.CREW

crewcuts

J.CREW

Madewell

Madewell

J.CREW

J.CREW STORES FACTORY STORES DIRECT MADEWELL STORES
Note: Other 2% of revenue consists primarily of shipping and handling; store count as of 1/18/2011
• 220 J.Crew stores
• 9 crewcuts stores
• Collection
• Wedding
• Men’s
• 20 Madewell stores • 85 factory outlet
stores, including
crewcuts factory stores
• www.jcrew.com
• J.Crew catalogs
• www.jcrew.com/ kids-
clothing.jsp
• crewcuts catalogs
• www.madewell.com
• www.jcrew.com/
factory
Retail stores:
70% of revenue
Direct:
28% of revenue
2010E Revenue: $1.7 billion
J.CREW GROUP, INC.
BUSINESS OVERVIEW

TRANSACTION SUMMARY
On November 23, 2010, J.Crew Group, Inc. (“J.Crew” or the “Company”) entered into a merger agreement with affiliates of TPG Capital (“TPG”) and Leonard Green Partners (“LGP”)
J.Crew is being purchased by TPG and LGP for a price of $43.50 per share or approximately $3.0 billion
Transaction will be funded using (i) equity contributions from TPG/LGP totaling approximately $1.2 billion, (ii)
rollover financing totaling approximately $100 million, (iii) debt financing of approximately $1.6 billion and (iv)
cash of the company totaling approximately $312 million

$43.50 PER SHARE IN CASH: A COMPELLING OFFER
Attractive premium
–
29.6% to prior month’s average stock price
–
19.2% to stock price prior to announcement
–
Deal announced simultaneously with revision of Q4 guidance to $0.30-$0.35 versus consensus estimate of
$0.50; Company reaffirmed guidance on January 20, 2011
Attractive multiple
–
9.6x 2010E EBITDA based on the November 5 year projections
–
8.6x LTM EBITDA (11/1/2009 to 10/30/2010) – higher than the median of relevant transactions and higher than the recent specialty apparel transactions
–
21.0x 2010E P/E multiple based on the November 5 year projections
Within range of fairness based on various valuation methodologies
–
Trading comparables
–
Precedent transactions
–
Discounted cash flow
Source: J.Crew Definitive Proxy statement, filed with the SEC on 1/25/2011 – Opinion of Perella Weinberg, Financial Advisor to the Special Committee
Notes: Premium of 19.2% based on closing price on 11/19 reference date of $36.49; closing price on 11/22 was $37.65

SPECIAL COMMITTEE PROCESS
Board of Directors resolved that it would not approve a sale of the Company without Special Committee recommendation
Special Committee of four independent directors empowered to consider and recommend that the Board take action with respect to strategic alternatives, including a sale of the Company
Assisted by experienced independent advisors
–
Legal advisor to Special Committee – Cravath, Swaine & Moore LLP
–
Financial advisor to Special Committee – Perella Weinberg Partners
•
Provided opinion to the Special Committee upon which the Board was entitled to rely that the transaction consideration was fair from a financial point of view to the Company’s unaffiliated stockholders
The Special Committee met 18 times between its formation and announcement of the transaction and evaluated a range of alternatives including:
–
Status quo – continuing as a stand alone public company
–
Conducting a stock repurchase, implementing a dividend or undertaking a recapitalization
–
Sale of the Company, either to TPG/LGP or pursuant to an alternative sale process
The Board of Directors, assisted by outside counsel Cleary Gottlieb Steen & Hamilton LLP, acted on the recommendation of the Special Committee

KEY SPECIAL COMMITTEE ACTIONS
While there were preliminary discussions between management and TPG, the Special Committee took complete control of the process when it was formed and never relinquished complete control
–
At the direction of the Special Committee, Cravath sent a communication to TPG on October 21 freezing the process and prohibiting communications with management without Special Committee permission
–
Same communication sent to Mr. Drexler and other members of management
–
Mr. Drexler did not attend any Special Committee meetings
Special Committee comfortable Just Saying No to TPG/LGP in furtherance of their fiduciary duties
–
On October 29, Special Committee sought and received assurance from Mr. Drexler that he would remain with the
Company if the Special Committee determined that the Company should remain stand-alone
–
On November 1, TPG/LGP put in an offer of $41.00 per share; in response, the Special Committee called off the entire process; the Special Committee was comfortable with this outcome, which resulted in TPG coming back with a significantly higher $45.00 offer
Price and terms renegotiation
–
Original price was agreed at $45.50 per share after rigorous negotiation
–
TPG made revised $43.00 per share proposal at the end of process (TPG reduced the price due to weaker updated financials)
–
Special Committee considered: post-Christmas auction process; share repurchase / dividend / recapitalization; and
immediate transaction with a meaningful “go-shop”
–
Special Committee considered declining recent and anticipated financial performance and effect on share price and on the various alternatives
–
Special Committee negotiated higher price and lower break-up fee, longer go-shop and higher reverse termination fee

SALE AND OTHER ALTERNATIVES
Following its review of strategic alternatives, the Special Committee determined that a sale of the Company, as opposed to remaining stand-alone or undertaking a different strategic alternative, represents the best value for the Company's stockholders
–
Sale delivers significant premium to J.Crew shareholders at an attractive multiple
–
Declining recent and anticipated future financial performance
–
Execution risk associated with implementation of strategic plan
–
Conducting a stock repurchase, implementing a dividend or effecting a recapitalization would result in a lower implied stock price and value to stockholders than a sale, as well as deferred realization of value and greater execution risk
Pursuing a sale prior to the Company's third quarter earnings release and updated guidance was in the best interests of stockholders
–
Fourth quarter outlook and full year performance expected to be materially lower than "Street" consensus
–
Shifted the risk of the Company underperforming during the holiday season to the acquiror
–
Pursuing a transaction with TPG and LGP, with a meaningful post-signing “go-shop” process, was the best way to accomplish a sale on this timetable

RECOMMENDATION OF THE SPECIAL COMMITTEE
Significant premium above stock’s trading levels over the months leading up to announcement and attractive multiples
More favorable to the Compnay’s stockholders than the status quo or other strategic alternatives available
–
Special Committee's understanding of the business, operations and management of the Company, including the Company's prospects as a stand-alone business
–
The Company's recent financial performance and management's reduced expectations for the Company's short and long term future performance
–
Timing and execution risk associated with achieving $43.50 per share under alternatives to the sale to
TPG/LGP
Limited execution risk
–
Committed financing with no financing condition
–
Standard regulatory approvals process
–
High reverse termination fee and right to specific performance
54 day “go-shop” (subsequently extended to 85 days), low break-up fees and full cooperation of management
The Special Committee unanimously determined that the TPG/LGP offer was advisable and fair to and in the best interests of the Company and its unaffiliated stockholders

MEANINGFUL POST-SIGNING “GO-SHOP” PROCESS
54 day initial “go-shop” period through January 15, 2011, with low termination fee (approximately 0.9% of the transaction equity value during “go-shop”)
–
At the direction of and under the supervision of the Special Committee, Perella Weinberg contacted a total of 58 parties through January 15
•
39 strategic parties and 19 financial parties
•
58 parties contacted included the two parties that had previously expressed interest in the Company
–
Three parties signed confidentiality agreements and were provided access to due diligence and, at the request of one party, a management meeting
The merger agreement was subsequently amended to provide even more favorable terms for interested third parties
–
Extension of the “go-shop” period for an additional 31 days through February 15, 2011 (85 day total “go-shop” period)
–
Reduced termination fee to $20 million through the shareholder vote (approximately 0.66% of the transaction equity value)
•
Termination fee previously was $27 million during “go-shop” period and $54 million during no-shop period
–
Elimination in certain circumstances of the match rights of affiliates of TPG and LGP
–
Reimbursement of expenses up to $3 million for a third party bidder in certain circumstances
–
Agreement by Mr. Drexler to a 2 year non-compete in the event a third party acquires the Company and offers Mr.
Drexler comparable employment terms but he declines to continue his employment
Special Committee met 9 times since November 23

CALENDAR OF CERTAIN EVENTS
TPG/LGP received updated financials with lower fourth quarter guidance and long-term projections
November 16
TPG/LGP and the Special Committee agreed on an offer price of $45.50 November 14
TPG/LGP submitted initial proposal of $41.00 per share which the Special
Committee rejected
November 1
Board appointed and mandated the Special Committee; Special Committee appointed Cravath, Swaine & Moore as its legal counsel and Perella Weinberg
Partners as its financial advisor (October 20/21)
October 15 – 21
Millard Drexler apprised the Board members of TPG’s potential interest October 7 – 11
Following preliminary discussions between TPG and management in
September, TPG expressed a bona fide interest in pursuing a transaction
October 5

CALENDAR OF CERTAIN EVENTS (CONT’D)
Merger agreement executed and announced; Company announced third quarter earnings and revised guidance that is lower than current "Street"
consensus
November 23
TPG/ LGP informed Special Committee that they no longer wished to pursue a transaction
Representative of Special Committee called TPG to better understand reasons for their unwillingness to pursue a transaction
TPG/LGP communicated a $43.00/share offer
Special Committee deliberated and countered with $44.00/share, conditioned on certain other key transaction terms, including terms of “go-shop”
After further negotiations, TPG/LGP and Special Committee agreed on $43.50 and other key transaction terms
November 22
End of extended “go-shop” period February 15

SELL SIDE ANALYST REACTIONS HAVE BEEN POSITIVE
“We believe this is a great deal for J. Crew shareholders, since the estimated takeover value represents a
28% premium to our previous $34 fair value estimate.” –
Morningstar Equity Research, 11/23/2010
“While we would view the current potential offer as fair, we believe there is the potential for other bidders to enter the fray.” –
Brean Murray Carret & Co., 11/23/2010
“We commend management on effecting this deal and although we expect pressure on the fundamentals, we expect shares to trade rangebound around the deal price.” –
Janny Capital Markets, 11/23/2010
“We believe that the TPG Capital/Leonard Green proposal to acquire JCG at $43.50 per share fairly values the shareholders of JCG, and we are using a February 28, 2011, closing estimate.” –
MKM Partners,
11/23/2010
“If this deal had not been announced, we believe JCG shares would have been under pressure given its
F4Q10 forecast being well below consensus expectations” –
Raymond James, 11/24/2010
“We believe it is unlikely that the company will receive a higher offer during this time since (1) $43.50 per share is already a premium to other recent deals such as GYMB (9x our FY10 EV/EBITDA estimate for JCG versus 8x consensus estimate for GYMB), (2) its comp trends have weakened further, and (3) it did not receive any other bids during the initial “go-shop” period” -
Raymond James, 1/20/2011

OTHER NOTABLE COMMENTARY
“At $43.50 a share, the J. Crew buyout carried a 16 percent premium to its stock price the day before the deal…Some have balked that the offer is still well below J. Crew’s 52-week high of $50.96 in April. But the price looks pretty good, considering that the retailer — whose earnings have taken a hit of late — was trading in the $30s before DealBook broke news of the talks on Nov. 22”
– NY Times (DealBook),
11/30/2010
“The price represents a premium of 16% to J.Crew’s Tuesday closing price before the announcement and
29% premium to last month’s average price. This is nearly 3% higher than our price estimate for J.Crew’s stock of $42.35. [A] deal at $1 higher is a good fit.”
– Forbes, 12/2/2010
“The deal may ultimately be right for shareholders. After all, the buyers are paying a 23 percent premium, and the company's earnings have been lousy of late.”
– NY Times, 1/4/2011
“Orrico, whose fund owns J. Crew stock, said the board has taken steps to protect investors. These include negotiating the right to seek other offers and a lower-than-average break-up fee that would make ending the deal less expensive. He views the $43.50-a-share bid by the TPG group as fairly priced.”
– Bloomberg,
1/13/2011
“I don’t expect competing bids, given that the offer is full and the valuation is more than fair,” said Randal
Konik, managing director of New York-based Jefferies & Co. He recommends holding the stock. “It’s interesting that there are all these lawsuits, but to me the stock would be in the 20s right now if there was no deal.”
– Bloomberg, 1/18/2011

BUSINESS RESULTS, OUTLOOK AND VALUATION ANALYSIS

Q4 GUIDANCE
Q4 FY 2010 GUIDANCE Q4 CONSENSUS EPS EVOLUTION
Q4 guidance of $0.30-$0.35 per share (vs. $0.50
Consensus and $0.61 in Q4 2009)
Comparable store sales in the negative mid single
digits
Direct sales growth in the positive low double digits
Gross margin decrease of approximately 600 to 700
basis points
Inventory increase mid-teens (~10% excluding a
partial pull forward of Spring deliveries)
$0.50
$0.30
$0.40
$0.50
$0.60
$0.70
Jan Mar May Jul Sep Nov
Guidance:
$0.30 - $0.35
Q4 2009:
$0.61
Consensus

AÉROPOSTALE			
BARNES & NOBLE BOOKSELLERS			
BEST BUY			
GAP			
AMERICAN EAGLE OUTFITTERS			
hhgregg			
WILLIAMS-SONOMA			
BIG LOTS!			
J.CREW

SELECT RETAILERS NEXT QUARTER GUIDANCE AND STOCK PRICE REACTION
Note: (1) Variance based on mid-point of guidance range
(1) (1) COMPANY
NEXT QUARTER GUIDANCE
VS LY
NEXT QUARTER GUIDANCE
VS CONSENSUS 1-DAY STOCK PRICE REACTION
(4)%
($0.94 – $0.96 vs. $0.99)
(8)%
($0.94 – $0.96 vs. $1.03)
(14)%
(24)%
($0.90 – $1.20 vs. $1.38)
(18)%
($0.90 – $1.20 vs. $1.28)
(6)%
(1)%
($1.71 – $1.91 vs. $1.82)
(12)%
($1.71 – $1.91 vs. $2.05)
(15)%
(1)%
($0.48 – $0.53 vs. $0.51)
(6)%
($0.48 – $0.53 vs. $0.54)
(1)%
Median (2.6)% (10.0)% (9.9)%
11%
($0.41 – $0.43 vs. $0.38)
(7)%
($0.41 – $0.43 vs. $0.45)
(4)%
44%
($0.32 – $0.40 vs. $0.25)
(12)%
($0.32 – $0.40 vs. $0.41)
(9)%
5.2%
($0.88 – $0.93 vs. $0.86)
(2)%
($0.88 – $0.93 vs. $0.92)
(10)%
6%
($1.36 – $1.42 vs. $1.31)
(1)%
($1.36 – $1.42 vs. $1.40)
(5)%
Total Median 2.1% (7.2)% (7.2)%
(46)%
($0.30 – $0.35 vs. $0.61)
(35)%
($0.30 – $0.35 vs. $0.50)
N/A

J.CREW STAND-ALONE SHARE PRICE CONSIDERATIONS
SHARE PRICE PERFORMANCE SINCE 8/1/2010 ILLUSTRATIVE SHARE PRICE – NO TRANSACTION
Source: FactSet as of 2/7/2011, 11/17/2010 Company Management projections, I/B/E/S
Notes: Selected Peers represented by equal weighted index of Abercrombie & Fitch, Aeropostale, American Eagle, Ann Taylor, Bebe, Carter’s, Chico’s, Children’s Place, Coach, Coldwater Creek, The Dress Barn, The
Gap, Guess?, Limited Brands, New York & Company, Polo Ralph Lauren, Talbots, Under Armour, and Urban Outfitters. Peers indexed to Company share price of $36.49, the closing price on 11/19/2010
(1) XRT represents the S&P Retail Index
(2) Reference Price as of 11/19/2010
(3) Represents average Company P/E multiple since Q2 earnings announcement and guidance on August 26, 2010
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
Aug-10 Sep-10 Nov-10 Dec-10 Feb-11
XRT
5%
Peers
3%
J. Crew
19%
(1)
Reference Date: 11/19/2010
(2)
5%-8%
Decline
(3)
Return since 11/19
Reference Price $36.49
Divide by: IBES Consensus FY2010E EPS
(11/19/2010)
$2.25
Reference Multiple 16.2x
Low High
EPS based on revised guidance (MGMT's
FY2010E EPS)
$2.08 $2.13
Reference Average Since 8/26
Low High Low High
Multiple Applied 16.2x 16.2x 14.4x 14.4x
Implied Share Price $33.73 $34.54 $29.89 $30.61
Implied Deal Premium Assuming $43.50 Offer 29.0% 25.9% 45.5% 42.1%

Source: Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010
Notes: (1) Represent Q3 FY2010 ending debt and cash balances
(2) Based on actual reported EBITDA of $315.9MM, adjusted for one-time items (benefit related to forfeited share-based awards, lease termination, and severance costs)
PERELLA WEINBERG ANALYSIS - TRANSACTION OVERVIEW
(1)
(1)
US$ IN MM, EXCEPT MULTIPLES AND PER SHARE AMOUNTS
(2)
11/19/10 Close Transaction Price
Share Price $36.49 $43.50
Premium To: Metric
11/19/10 Close $36.49 0.0% 19.2%
1 Month Average 33.57 8.7% 29.6%
3 Month Average 33.66 8.4% 29.2%
Fully Diluted Shares Outstanding 68.4 69.1
Equity Value $2,495 $3,005
Add: Debt 0 0
Less: Cash (312) (312)
Enterprise Value $2,184 $2,693
EV/LTM EBITDA (Q3 2010) $314 7.0x 8.6x
IBES CONSENSUS
EV/EBITDA
FY 2010E $303 7.2x 8.9x
FY 2011E 317 6.9 8.5
Price/Earnings
FY 2010E $2.25 16.2x 19.3x
FY 2011E 2.45 14.9 17.8
NOVEMBER 5 YEAR PROJECTIONS
EV/EBITDA
FY 2010E $281 7.8x 9.6x
FY 2011E 326 6.7 8.3
Price/Earnings
FY 2010E $2.07 17.6x 21.0x
FY 2011E 2.43 15.0 17.9

PERELLA WEINBERG ANALYSIS - VALUATION SUMMARY: EQUITY VALUE PER SHARE
$40.00
$39.00
$38.00
$32.00
$30.00
$30.06
$52.00
$47.00
$50.00
$41.00
$50.00
$50.96
$20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 $60.00 $65.00
DCF
Precedents
Premia Paid
Comps
Equity Research Price Targets
52 Week Range
52 Week Range
Equity Research Price Targets
Public Companies
6.5x – 8.0x 2010E EBITDA, 16.0x – 20.0x 2010E EPS
6.0x – 7.5x 2011E EBITDA, 15.0x – 17.0x 2011E EPS
Relevant Transactions
7.5x – 9.5x LTM EBITDA
Discounted Cash Flow Analysis
11% - 15% WACC, 6.0x – 7.5x Exit Multiple
11/19/2010 Price: $36.49
Premiums Paid
1-Day Premium: 11% - 36%
1-Week Premium: 18% - 39%
1-Month Premium: 22% - 34%
Transaction Price: $43.50
Source: Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010
$35.00 $43.00
7.5x – 9.5x 2010E EBITDA

PERELLA WEINBERG ANALYSIS - RELEVANT TRANSACTIONS
Source: Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010
Note: (1) Based on actual reported EBITDA of $315.9MM, adjusted for one-time items (benefit related to forfeited share-based awards, lease termination benefit, and severance costs)
(2) Defined as Transaction Enterprise Value.  Figures shown in millions of US dollars
EV / LTM EBITDA
Specialty Apparel Branded
Private Equity Buyer Strategic Buyer
(2)
IMPLIED TRANSACTION MULTIPLE: 9.6x 2010E EBITDA (November 5 year projections)
8.6x LTM EBITDA
Acquiror Apax Apollo Lee Equity Advent V. Heusen Bain Jones Federated Consortium Consortium Apollo Bain Consortium Consortium Istithmar
Date Announced 12/05 3/07 7/07 8/09 3/10 10/10 11/04 2/05 3/05 5/05 11/05 1/06 6/06 7/06 6/07
Transaction Value $1,547 $2,581 $259 $312 $3,136 $1,761 $400 $17,260 $6,213 $4,981 $1,305 $1,958 $5,604 $1,819 $942
6.6x
8.9x
9.4x
10.2x
12.2x
14.1x
8.7x 8.8x
8.2x
7.2x
7.9x 7.9x
7.8x
7.9x 8.1x
Branded Median: 8.9x
Specialty Apparel Median: 7.9x
Overall Median: 8.2x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
Tommy
Hilfiger
Claire's
Stores
Deb Shops Charlotte
Russe
Tommy
Hilfiger
Gymboree Barney's May Toys R Us Neiman
Marcus
Linens n
Things
Burlington
Coat
Factory
Michaels
Stores
Petco Barney's

PERELLA WEINBERG ANALYSIS - PUBLIC COMPANIES – EV / FY2010E EBITDA
Source: Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010
Selected Peers Other Peers Company
Implied Transaction Multiple: 9.6x November 5 year projections
8.9x IBES Consensus
4.6x
5.5x
8.3x
10.6x
4.9x
5.5x
7.8x
8.2x
10.4x
16.8x
5.8x
6.0x
7.8x
7.2x
4.8x
6.9x
7.6x
6.1x
6.6x
Selected Peers Median: 6.9x
Other Peers Median: 6.6x
0.0x
5.0x
10.0x
15.0x
20.0x
Current Plan IBES Aeropostale Chico's A&F Urban
Outfitters
The Gap Dress Barn American
Eagle
Talbots Children's
Place
Ann Taylor Coldwater
Creek
Carter's Coach Limited
Brands
Guess? Polo Bebe
Offer: 9.6x
Offer: 8.9x

Premiums Paid (2nd Quartile High and 3rd Quartile Low)
Implied Share Price
2nd Quartile High $49.72 $47.08 $42.52
Median 44.25 41.05 39.89
3rd Quartile Low 40.55 40.07 38.48
11.1%
18.2%
21.5%
36.2%
38.8%
34.2%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
1 Day Prior 1 Week Prior 1 Month Prior
PERELLA WEINBERG ANALYSIS - PREMIUMS PAID
Source: Schedule 13E-3, Exhibit (c) (2) filed with SEC on 12/6/10
Note: Analysis includes 100% cash transactions with U.S. targets from 2005 to present between $2.0Bn and $4.0Bn
19.2%
28.3%
37.3%
25.9%
21.0% 21.3%
Median of Precedents Current Offer Premia

PERELLA WEINBERG ANALYSIS - EQUITY RESEARCH PRICE TARGETS
Source: Schedule 13E-3, Exhibit (c)(2) filed with SEC on 12/6/2010
Price Target Summary
High Low Median
Overall Estimates $50.00 $30.00 $35.00
Oct. and Nov. Estimates $44.00 $30.00 $34.00
Recommendation Summary
Buy Sell Hold
Overall Analysts 33% 5% 62%
Oct. and Nov. Analysts 13% 13% 75%
8/27 8/27 11/15 8/27 8/27 8/26 7/15 8/26 8/27 10/25 10/5 11/9 10/21 11/11 8/26 10/21 11/18
Buy Buy Buy Buy Buy Buy Hold Hold Hold Hold Hold Hold Hold Hold Hold Hold Sell
Upside to Current 37% 34% 21% 15% 10% 10% 1% (4%) (4%) (4%) (4%) (7%) (7%) (10%) (15%) (15%) (18%)
$50.00
$49.00
$44.00
$35.00 $35.00
$31.00
$30.00
$34.00
$33.00
$31.00
$35.00
$37.00
$40.00
$42.00
$40.00
$35.00
$34.00
Reference Price: $36.49
$25.00
$35.00
$45.00
$55.00
Oppenheimer Baird Atlantic
Equities
B. Murray Wedbush Weeden JP Morgan UBS Jefferies MKM BOA Nomura P. Jaffray Goldman BMO Janney Morgan
Stanley

CONCLUSION
Significant premium above stock’s trading levels over the months leading up to announcement and attractive multiple
More favorable to the Company’s stockholders than the status quo or other strategic alternatives available
The Company’s recent financial performance and management’s reduced expectations for the Company’s short and long term future performance
Limited execution risk
Meaningful post signing “Go-Shop” period with low break-up fees and full cooperation of management
$43.50 per share in cash is a compelling offer and in the best interests of the Company and its unaffiliated stockholders based on

APPENDIX

MEMBERS OF THE SPECIAL COMMITTEE
Mary Ann Casati  -
Ms. Casati has been a director since 2006. Ms. Casati is a founding partner of Circle Financial Group
LLC, a private wealth management membership practice, and has served as such since 2003. Prior to that, Ms. Casati was a partner and managing director of The Goldman Sachs Group, Inc. where she was employed for twenty years and developed and ran their Global Retailing Industry Investment Banking business.
David House - Mr. House has been a director since 2007. Mr. House is Chairman of Serenoa LLC, a family owned investment business. Prior to that, Mr. House was Group President of the Global Network and Establishment Services and
Travelers Cheques and Prepaid Services businesses at American Express Company, a diversified global travel and financial services company, from 2000 until 2006 and served on its Global leadership Team during this period. He joined
American Express in 1993 and held various senior positions there prior to assuming his global role as a Group President.
Mr. House also serves on the Board of Directors of Modern Bank.
Stephen Squeri - Mr. Squeri has been a director since September 2010. Mr. Squeri has been Group President of
Global Services and Chief Information Officer at American Express Company since 2009. Mr. Squeri joined American
Express in 1985 and has held various senior positions since then, including executive vice president and chief information officer from 2005 to 2009, president of the Global Commercial Card division from 2002 to 2005 and president of Establishment Services Canada and the United States from 2000 to 2001. Prior to joining American Express, Mr. Squeri was a management consultant at Arthur Andersen and Company from 1981 to 1985.
Josh Weston  - Mr. Weston has been a director since 1998. Mr. Weston also served as Honorary Chairman of the Board of Directors of Automatic Data Processing, a computing services business, from 1998 to 2004. Mr. Weston was Chairman of the Board of Directors of Automatic Data Processing from 1996 until 1998, and Chairman and Chief Executive Officer for more than five years prior thereto. Mr. Weston served on the Board of Directors and Compensation Committee of Gentiva
Health Services, Inc. and its predecessor company, the Olsten Corp., for over ten years until May 2009. He also previously served on the Board of Directors of Russ Berrie and Company, Inc. from 1999 until 2007.